4




                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 29, 1999

 Commission File         Exact name of registrant as            IRS Employer
      Number               specified in its charter          Identification No.
      ------               ------------------------          ------------------

      1-12869            CONSTELLATION ENERGY GROUP, INC.         52-1964611

      1-1910             BALTIMORE GAS AND ELECTRIC COMPANY       52-0280210



                                    Maryland
                       -----------------------------------
       (State or other jurisdiction of incorporation for each registrant)


                39 W. Lexington Street, Baltimore, Maryland           21201
   --------------------------------------------------------------- ----------
               (Address of principal executive offices)             (Zip Code)


       Registrants' telephone number, including area code: (410) 234-5000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events

     As previously reported in our Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 (the "Form 10-Q"), we reached a tentative agreement in principle with a majority of the active parties on the major issues in the electric restructuring proceedings discussed in the Form 10-Q. As a result, the Maryland Public Service Commission (Maryland PSC) suspended the procedural schedule and instructed the settling parties to file a settlement agreement by June 15, 1999. On June 11, 1999, the Maryland PSC granted the parties a 10-day extension for filing the settlement agreement.

     On June 29, 1999, the parties filed a Stipulation and Settlement Agreement with the Maryland PSC signed by the settling parties ("Settlement Agreement"). Attached to this Current Report on Form 8-K is the Settlement Agreement without Appendices (Exhibit 10) and a letter to Analysts from Constellation Energy Group that discusses key provisions of the Agreement (Exhibit 99).

     The next step is for the Maryland PSC to determine what type of proceedings are necessary to render a decision regarding whether the settlement is in the public interest. We expect that the Maryland PSC will issue a final order by October 1, 1999.

     When sufficient details of the transition plan ultimately approved by the Maryland PSC become known, the generation portion of BGE's electric business will no longer meet the provisions of SFAS No. 71. At that time, we would implement SFAS No. 101, "Regulated Enterprises - Accounting for the Discontinuation of FASB Statement No. 71."

     A provision under SFAS No. 101 requires an evaluation of potential impairments of plant assets under SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets To Be Disposed Of. If any of our generating plant assets are impaired under the provisions of SFAS No. 121, BGE would be required to record a write-down. The amount of any such write-down could materially affect BGE's financial position and results of operations. However, we cannot estimate the amount of the potential impairment loss, if any, at this time. We cannot predict what decision the Maryland PSC will ultimately reach on the terms of the settlement agreement or the impact that decision will have on BGE's financial position and results of operations, but such impact could be material.

     We make statements in this report that are considered forward looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements are related to the effects of the proposed deregulation settlement on Constellation Energy Group's and BGE's future operating results. Sometimes these statements will contain words such as "believes," "expects," "intends," "plans," and other similar words. These statements are not guarantees of our future performance and are subject to risks, uncertainties and other important factors that could cause our actual performance or achievements to be materially different from those we project. These risks, uncertainties and factors include, but are not limited to: general economic, business, and regulatory conditions; energy supply and demand; competition; federal and state regulations; availability, terms, and use of capital; nuclear and environmental issues;
weather; industry restructuring and cost recovery (including the potential effect of stranded investments); commodity price risk; and year 2000 readiness.

     Given these uncertainties, you should not place undue reliance on these forward looking statements. Please see our other periodic reports filed with the SEC for more information on these factors. These forward looking statements represent our estimates and assumptions only as of the date of this report.

Item 7.  Exhibits

         See Exhibit Index.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CONSTELLATION ENERGY GROUP, INC.
                                   ---------------------------------------------
                                                   (Registrant)


                                        BALTIMORE GAS AND ELECTRIC COMPANY
                                   ---------------------------------------------
                                                   (Registrant)





Date:          June 29, 1999                       /s/ David A. Brune
               ----------------     --------------------------------------------
                                     David A. Brune, Vice President on behalf of
                                     each Registrant and as Principal Financial
                                     Officer of each Registrant

                                  EXHIBIT INDEX


     Exhibit Number                             Exhibit
     --------------                             -------

           10          Stipulation and Settlement Agreement, without Appendices.

           99          Letter to Investors and Analysts dated June 29, 1999.